UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

Qell Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39571	98-1554553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

505 Montgomery Street, Suite 1100 San Francisco, CA 94111	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 874-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, and one Warrant to acquire one-third Class A ordinary share	QELLU	Nasdaq Capital Market
Class A ordinary share, par value $0.0001 per share	QELL	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	QELLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 2, 2020 the Company consummated its initial public offering (“IPO”) of 37,950,000 units (the “Units”), which includes the exercise of the underwriters’ option to purchase an additional 4,950,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Public Share, generating net proceeds of $371,910,000.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,060,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $10,590,000 (the “Private Placement”). The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrant Purchase Agreement and the Private Placement Warrants are governed by the Warrant Agreement.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated September 29, 2020, among the Company, J.P. Morgan Securities LLC, and Barclays Capital Inc., which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated September 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated September 29, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated September 29, 2020, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Warrant Purchase Agreement, dated September 29, 2020, between the Company and Qell Partners LLC (the “Sponsor”), pursuant to which the Sponsor purchased 7,060,000 warrants to purchase Class A ordinary shares for $1.50 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	an Administrative Services Agreement, dated September 29, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation; and

•

a Letter Agreement, dated September 29, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is filed herewith as Exhibits 1.1, 3.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively

On September 30 2020, the Company issued a press release announcing the pricing of its IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, by and among the Company and Goldman Sachs & Co. LLC and BofA Securities, Inc. as representatives of the underwriters.
3.1.	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration and Shareholder Rights Agreement, by and among the Company, the Sponsor and the Holders signatory thereto.
10.3	Private Placement Warrant Agreement, between the Company and the Sponsor.
10.4	Administrative Services Agreement, between the Company and the Sponsor.
10.5	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company.
99.1	Press Release issued by the Company on September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2020

Qell Acquisition Corp.

By:	/s/ Barry Engle
Name:	Barry Engle
Title:	Chief Executive Officer